--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------


                                                                January 31, 2000

Dear Shareholder:

      After easing monetary policy three times during the fourth quarter of 1998, the Federal Reserve reversed its trend by raising the Fed funds target rate 75 basis points (to 5.50%) over the course of 1999 in response to robust GDP, low unemployment and rising equity prices. U.S. Treasury yields rose significantly during the past twelve months, with the yield of the 30-year Treasury rising above 6.00% for the first time since May 1998.

      Despite the rise in Treasury yields, continued strong economic growth may spur the Federal Reserve to proactively fight perceived inflation through continued monetary policy tightening in 2000. Until the inflation picture becomes clearer, we expect interest rates to remain largely range-bound. Accordingly, we will continue to seek the most attractive relative value opportunities and utilize our proprietary risk management systems to help the Trust to achieve its investment objectives.

      This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the Trust's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,




/s/ Laurence D. Fink                                    /s/ Ralph L. Schlosstein
--------------------                                    ------------------------
Laurence D. Fink                                        Ralph L. Schlosstein
Chairman                                                President

                                                                January 31, 2000


Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust") for the year ended December 31, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BRM". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and NAV over the past year:


                                ---------------------------------------------------------------------
                                 12/31/99      12/31/98        CHANGE          HIGH           LOW
-----------------------------------------------------------------------------------------------------
  STOCK PRICE                     $13.75        $16.125       (14.73)%        $16.125       $13.50
-----------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)           $16.00        $17.06         (6.21)%        $17.27        $15.99
-----------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The U.S. economy sustained its growth during the past twelve months, as U.S. exports and manufacturing continued to rebound. Additionally, consumer strength remains an important contributor to economic growth as low unemployment and rising incomes fuel domestic demand. After lowering interest rates three times in the second half of 1998, and despite inflation concerns as measured by CPI and PPI remaining relatively benign, the Federal Reserve (the "Fed") adopted a tightening bias and raised its target for the Federal funds rate from 4.75% to 5.50% between June and November 1999. In a statement accompanying the latest tightening on November 16, it was indicated that the Fed believes that growth "continues in excess of the economy's growth potential"; nevertheless, the Fed reversed their tightening stance by adopting a neutral bias.

      U.S. Treasury yields rose dramatically during 1999, with the yield of the 30-year Treasury increasing by 139 basis points to close the year at 6.48%. Bond prices, which move inversely to their yields, were punished by the constant threat of inflation in response to the strong economic data and the market's uncertainty over the Fed's policy throughout the year. Recently, a weaker dollar, higher commodity prices and strong gains in the U.S. and European equity markets have depressed overall demand for fixed income securities.

      Municipals underperformed the taxable market during the year, posting a pre-tax -2.07% total return as measured by the LEHMAN MUNICIPAL BOND INDEX versus the LEHMAN AGGREGATE'S -0.83%. As interest rates rose to their highest level in four years during the third quarter of 1999, retail demand for municipal securities increased dramatically. This rise in municipal interest rates is directly related to the increase of alternative taxable investment spreads over Treasuries. Currently municipals are substantially cheaper than their long-term average valuations as compared to Treasuries. Unlike the taxable market, which witnessed a surge of supply by issuers trying to avoid potential year-end market dislocations due to Y2K, the volume of new municipal issuance is down significantly from 1998's pace, creating a positive technical environment. We believe that the current market environment offers some of the most attractive investment opportunities in municipals in the last few years.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is managed to diversify exposure to various sectors, issuers, revenue sources and types of bonds. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

      Over the year, trading activity in the Trust remained relatively low, as many of the securities in the Trust's portfolio continued to trade at prices above where they were purchased. As trading activity that results in the Trust realizing a capital gain could require a taxable distribution, we continue to believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent portfolio management strategy. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $15 per share upon termination and will continue to seek investment opportunities in the municipal market.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income.

      The following chart compares the Trust's current and December 31, 1998 asset composition:

------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
------------------------------------------------------------------------------
   SECTOR                              DECEMBER 31, 1999  DECEMBER 31, 1998
------------------------------------------------------------------------------
   Utility/Power                              22%                22%
------------------------------------------------------------------------------
   County, City & State                       22%                22%
------------------------------------------------------------------------------
   Hospital                                   15%                14%
------------------------------------------------------------------------------
   Education                                  11%                11%
------------------------------------------------------------------------------
   Lease Revenue                               6%                 5%
------------------------------------------------------------------------------
   Transportation                              6%                 6%
------------------------------------------------------------------------------
   Water & Sewer                               6%                 6%
------------------------------------------------------------------------------
   Tax Revenue                                 5%                 6%
------------------------------------------------------------------------------
   Special District                            3%                 4%
------------------------------------------------------------------------------
   Housing                                     3%                 3%
------------------------------------------------------------------------------
   Industrial & Pollution Control              1%                 1%
------------------------------------------------------------------------------

      As a result of an internal reorganization, effective January 1, 2000, BlackRock Advisors, Inc. has replaced BlackRock Financial Management, Inc., a wholly-owned subsidiary of BlackRock Advisors, Inc. as the Advisor of the Trust. The investment management and other personnel responsible for providing services to the Trust did not change as a result of the reorganization. We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Insured Municipal 2008 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                     /s/ Kevin M. Klingert

Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BRM
--------------------------------------------------------------------------------
   Initial Offering Date:                                     September 18, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 12/31/99:                              $13.75
--------------------------------------------------------------------------------
   Net Asset Value as of 12/31/99:                                  $16.00
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 12/31/99 ($13.75)(1):           5.78%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share(2):              $0.06625
--------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share(2):           $0.795
--------------------------------------------------------------------------------

----------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2)  Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    OPTION
           PRINCIPAL                                                                                 CALL
  RATING*   AMOUNT                                                                                PROVISIONS             VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                    (UNAUDITED)          (NOTE 1)
===================================================================================================================================

                     LONG-TERM INVESTMENTS--145.2%
                     ALABAMA--0.3%
  AAA    $  1,905    Mobile Impvt. Wt., Zero Coupon, 8/15/08, MBIA ............................   8/02 @ 71.587       $  1,185,405
                                                                                                                      -------------
                     ARIZONA--0.6%
  AAA       4,000    Chandler, G.O., Zero Coupon, 7/01/08, FGIC ...............................   No Opt. Call           2,560,720
                                                                                                                      -------------
                     CALIFORNIA--0.4%
  AAA       1,890    California Hlth. Fac. Fin. Auth. Rev., Marin Gen. Hosp.,
                       Ser. A, 5.75%, .........................................................   8/01/8/03 @ 102         1,944,640
                                                                                                                      -------------
                     COLORADO--10.8%
  AAA       2,000    E-470 Pub. Hwy. Auth. Co. Rev., Ser. B, Zero Coupon, 9/01/11, MBIA .......   No Opt. Call           1,049,340
  AAA      30,205++  Jefferson Cnty. Sch. Dist. No. R-001, G.O., 6.25%, 12/15/02, AMBAC .......   N/A                   31,808,885
  AAA      13,285++  Univ. of Colorado, Hosp. Auth. Rev., Ser. A, 6.25%, 11/15/02, AMBAC ......   N/A                   14,091,400
                                                                                                                      ------------
                                                                                                                        46,949,625
                                                                                                                      ------------
                     DISTRICT OF COLUMBIA--5.6%
                     Dist. of Columbia, G.O., MBIA,
  AAA      17,950++    Ser. B, 6.30%, 6/01/02 .................................................   N/A                   18,928,813
  AAA         115++    Ser. E, 5.875%, 6/01/03 ................................................   N/A                      120,904
  AAA       2,955      Ser. E, 5.875%, 6/01/08 ................................................   6/03 @ 102             3,039,868
  AAA       2,000    Dist. of Columbia, Hosp. Rev., Children's Hosp.,
                       Ser. A, 6.25%, 7/15/08, FGIC ...........................................   7/02 @ 102             2,069,800
                                                                                                                      ------------
                                                                                                                        24,159,385
                                                                                                                      ------------
                     GEORGIA--1.7%
  AAA       7,000++  Atlanta, C.O.P., Pretrial Det. Ctr., 6.25%, 12/01/02, MBIA ...............   N/A                    7,429,170
                                                                                                                      ------------
                     HAWAII--1.9%
  AAA       7,760    Honolulu Cnty., G.O., Ser. A, 5.80%, 1/01/07, FGIC .......................   No Opt. Call           8,066,210
                                                                                                                      ------------
                     ILLINOIS--13.5%
  AAA      14,205    Chicago O' Hare Intl. Arprt. Rev., Ser. A, 6.25%, 1/01/08, MBIA ..........   1/05 @ 102            15,026,191
                     Chicago Sch. Fin. Auth., G.O., Ser. A, FGIC,
  AAA      13,000    6.25%, 6/01/07 ...........................................................   6/02 @ 102            13,591,110
  AAA       9,150    6.25%, 6/01/09 ...........................................................   6/02 @ 102             9,544,823
                     Illinois Hlth. Fac. Auth. Rev., Ser. A,
  AAA      11,000++  Alexian Med. Ctr. Proj., 6.35%, 1/01/02, MBIA ............................   N/A                   11,552,090
  AAA       2,500++  Carle Foundation, 6.75%, 1/01/00, FGIC ...................................   N/A                    2,550,000
                     Met. Pier & Expo. Auth. Ded. St. Tax Rev. Auth., FGIC,
  AAA       1,570    Ser. A, Zero Coupon, 6/15/08 .............................................   ETM                      998,661
  AAA       8,600    Ser. A, Zero Coupon, 6/15/08 .............................................   No Opt. Call           5,450,594
                                                                                                                      ------------
                                                                                                                        58,713,469
                                                                                                                      ------------
                     INDIANA--2.4%
                     Indiana Hlth. Fac. Fin. Auth. Hosp. Rev. & Impvt., Ancilla Sys. Inc., MBIA,
  AAA       5,665    Ser. A, 6.25%, 7/01/08 ...................................................   7/02 @ 102             5,852,115
  AAA       4,350    Ser. B, 6.25%, 7/01/08 ...................................................   7/02 @ 102             4,519,998
                                                                                                                      ------------
                                                                                                                        10,372,113
                                                                                                                      ------------
                     IOWA--1.1%
  AAA         500    Iowa Fin. Auth., Sngl. Fam. Mtge. Rev., Ser. F, 6.35%, 7/01/09, AMBAC ....   1/03 @ 102               510,080
  AAA       4,195    Muscatine, Elec. Rev., 5.00%, 1/01/08, FSA ...............................   1/00 @ 100             4,148,939
                                                                                                                      ------------
                                                                                                                         4,659,019
                                                                                                                      ------------
                     KENTUCKY--0.6%
  AAA       3,890    Owensboro, Elec. Lt. & Pwr. Rev., Ser. B, Zero Coupon, 1/01/09, AMBAC ....   No Opt. Call           2,400,480
                                                                                                                      ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    OPTION
           PRINCIPAL                                                                                 CALL
  RATING*   AMOUNT                                                                                PROVISIONS             VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                    (UNAUDITED)          (NOTE 1)
===================================================================================================================================
                     LOUISIANA--1.2%
  AAA     $ 5,000++  Lousiana Pub. Fac. Auth. Hosp. Rev.,
                     Lafayette Gen. Med. Ctr. Proj.,
                       6.30%, 10/01/02, FSA ...................................................      N/A               $ 5,288,300
                                                                                                                      ------------
                     MASSACHUSETTS--4.9%
  AAA       4,465++  Chelsea, Sch. Proj. Loan, 6.00%, 6/15/04, AMBAC ..........................      N/A                 4,760,449
                     Massachusetts Bay Trans. Auth. Rev., Ser. B, MBIA,
  AAA         200++    6.00%, 3/01/03 .........................................................      N/A                   211,164
  AAA       5,800      6.00%, 3/01/10 .........................................................   3/03 @ 102             6,002,420
  AAA      10,000    Massachusetts St. Hsg. Fin. Agcy. Hsg. Proj.,
                       Ser. A, 5.95%, 10/01/08, AMBAC .........................................   4/03 @ 102            10,309,500
                                                                                                                      ------------
                                                                                                                        21,283,533
                                                                                                                      ------------
                     MICHIGAN--4.6%
                     Lake Orion, Cmnty. Sch. Dist., AMBAC,
  AAA       3,290++    6.60%, 5/01/05 .........................................................      N/A                 3,576,000
  AAA       3,285++    6.70%, 5/01/05 .........................................................      N/A                 3,585,774
  AAA       8,920++  Michigan St. Bldg. Auth. Rev., Fac. Proj.,  N/A9,446,726
                       Ser. IIA, 6.25%, 10/01/02, AMBAC .......................................      N/A                 9,446,726
  AAA       3,400    Wyandotte, Elec. Rev., 6.25%, 10/01/08, MBIA .............................   No Opt. Call           3,613,316
                                                                                                                      ------------
                                                                                                                        20,221,816
                                                                                                                      ------------
                     MISSOURI--1.7%
  AAA       7,350    Kansas City, Sch. Dist. Bldg. Corp. Leasehold Rev.,
                       Cap. Impvts. Proj., Ser. A, 6.50%, 2/01/08, FGIC .......................   2/01 @ 102             7,610,631
                                                                                                                          ----------
                     NEVADA--3.9%
  AAA       6,490++  Clark Cnty. Fld Ctrl., 6.30%, 11/01/01, AMBAC ............................      N/A                 6,754,987
                     Washoe Cnty. Arpt. Auth. Rev., Ser. B, MBIA,
  AAA       3,135      5.70%, 7/01/07 .........................................................    7/03 @ 102            3,220,115
  AAA       2,645      5.75%, 7/01/08 .........................................................    7/03 @ 102            2,716,733
  AAA       4,135++  Washoe Cnty. Sch. Dist., G.O., Ser. A, 6.20%, 10/01/02, AMBAC ............      N/A                 4,337,408
                                                                                                                      ------------
                                                                                                                        17,029,243
                                                                                                                      ------------
                     NEW JERSEY--13.1%
  AAA      30,275    New Jersey Econ. Dev. Auth., Mkt. Trans. Fac. Rev., 8
                       Ser. A, 5.80%, 7/01/08, MBIA ...........................................   7/04 @ 102            31,565,018
                     New Jersey St. G.O., Ser. D, MBIA,
  AAA       8,370++    6.00%, 2/15/03 .........................................................      N/A                 8,820,892
  AAA      16,125      6.00%, 2/15/09 .........................................................   2/03 @ 102            16,779,030
                                                                                                                      ------------
                                                                                                                        57,164,940
                                                                                                                      ------------
                     NEW YORK--8.3%
                     New York City G.O., MBIA,
  AAA       5,000      Ser. E, 6.125%, 8/01/06 ................................................   No Opt. Call           5,296,700
  AAA      15,500      Ser. E, 6.20%, 8/01/07 .................................................   No Opt. Call          16,539,895
  AAA       5,000      Ser. G, 5.75%, 2/01/08 .................................................   2/06 @ 101.5           5,179,600
                     New York St. Environ. Fac. Corp., P.C.R., Ser. D,
  AAA       5,945      6.50%, 5/15/07 .........................................................   11/04 @ 102            6,465,128
  AAA       2,245      6.50%, 11/15/07 ........................................................   11/04 @ 102            2,441,415
                                                                                                                      ------------
                                                                                                                        35,922,738
                                                                                                                      ------------
                     NORTH CAROLINA--8.6%
  AAA       1,000++  Cumberland Cnty. C.O.P., Civic Ctr. Proj.,
                       Ser. A, 6.375%, 12/01/04, AMBAC ........................................      N/A                 1,084,370
                     North Carolina Eastn. Mun. Pwr. Agcy. Sys. Rev., Ser. B,
  AAA      13,500      6.125%, 1/01/09, FGIC ..................................................   No Opt. Call          14,301,090
  AAA       5,000      7.00%, 1/01/08, CAPMAC .................................................   No Opt. Call           5,541,500
  AAA      14,675      7.25%, 1/01/07, CAPMAC .................................................   No Opt. Call          16,391,535
                                                                                                                      ------------
                                                                                                                        37,318,495
                                                                                                                      ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    OPTION
           PRINCIPAL                                                                                 CALL
  RATING*   AMOUNT                                                                                PROVISIONS             VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                    (UNAUDITED)          (NOTE 1)
===================================================================================================================================
                     NORTH DAKOTA--1.1%
   AAA   $  4,450++  Bismark Hosp. Rev., St. Alexius Med. Ctr., 6.90%, 5/01/01, AMBAC .........      N/A              $  4,673,835
                                                                                                                      ------------
                     OHIO--2.3%
   AAA      2,410++  Cleveland, G.O., 6.40%, 11/15/04, MBIA ...................................      N/A                 2,614,609
   AAA      6,095    Hamilton City, Elec. Sys. Rev., Ser. A, 6.125%, 10/15/08, FGIC ...........   10/02 @ 102            6,404,138
   AAA      1,000++  Ohio St. Bldg. Auth. Fac. Rev., Juvenile Correctional Proj.,
                       6.50%, 10/01/04, AMBAC .................................................      N/A                 1,087,620
                                                                                                                      ------------
                                                                                                                        10,106,367
                                                                                                                      ------------
                     PENNSYLVANIA--13.9%
   AAA      4,000    Allegheny Cnty. Hosp. Dev. Auth. Rev., Magee Women's Hosp.,
                       6.25%, 10/01/08, FGIC ..................................................   10/02 @ 102            4,188,640
                     Dauphin Cnty. Gen. Auth. Hosp. Rev.,
                       HAPSCO-Western Pennsylvania Hosp. Proj., MBIA,
   AAA      5,000      6.25%, 7/01/08 .........................................................    7/02 @ 102            5,224,600
   AAA     10,000      Ser. A, 6.25%, 7/01/08 .................................................    7/02 @ 102           10,449,200
   AAA      6,600    ERIE CNTY. HOSP. AUTH. REV., ST. VINCENT HLTH. CTR. PROJ., SER. A,
                       6.25%, 7/01/08, MBIA ...................................................    7/02 @ 102            6,896,472
   AAA      3,500    Indiana Cnty. Indl. Dev. Auth. P.C.R., New York St. Elec. & Gas Corp.,
                       Ser. A, 6.00%, 6/01/06, MBIA ...........................................   No Opt. Call           3,685,255
   AAA      6,500    Pennsylvania Hsg. Fin. Agcy. Rev., Rental Hsg.,
                       Ser. C, 6.25%, 7/01/07, FNMA                                                7/02 @ 102            6,707,610
   AAA      7,450++  Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/01, FGIC ....................      N/A                 7,814,380
   AAA      2,500    Philadelphia, Gas Wks. Rev., 5.25%, 7/01/08, FSA .........................   No Opt. Call           2,505,350
   AAA     10,930++  Pittsburgh, G.O., Ser. D, 6.00%, 9/01/02, AMBAC ..........................      N/A                11,481,746
   AAA      1,665++  Scranton-Lackawanna Hlth. & Welfare Auth. Rev., 6.90%, 1/01/00, MBIA .....      N/A                 1,698,300
                                                                                                                      ------------
                                                                                                                        60,651,553
                                                                                                                      ------------
                     TEXAS--25.0%
   AAA     13,000++  Austin Pub. Impvt., G.O., 6.10%, 9/01/02, AMBAC ..........................      N/A                13,474,760
                     Austin Util. Sys. Rev.,
   AAA     11,515      Ser. A, Zero Coupon, 11/15/08, MBIA ....................................   No Opt. Call           7,198,026
   AAA      5,000      Ser. A, Zero Coupon, 11/15/09, AMBAC ...................................   No Opt. Call           2,930,450
   AAA      5,000      Ser. A, Zero Coupon, 11/15/09, MBIA ....................................   No Opt. Call           2,930,450
   AAA      7,000      6.25%, 11/15/08, AMBAC .................................................   11/02 @ 102            7,355,460
   AAA      5,000      6.625%, 11/15/08, AMBAC ................................................   No Opt. Call           5,501,550
                     Baytown, G.O., AMBAC,
   AAA      2,385++    6.40%, 2/01/02 .........................................................      N/A                 2,467,879
   AAA      2,840      6.40%, 2/01/08 .........................................................   2/02 @ 100             2,930,738
   AAA      9,930      Circle C Mun. Util. Dist. No. 3 Rev., 6.50%, 11/15/09, FGIC ............   11/01 @ 100           10,197,911
                     Coppell Indpt. Sch. Dist., MBIA,
   AAA      1,430      6.10%, 8/15/09 .........................................................   ETM                    1,507,892
   AAA      2,495      6.10%, 8/15/09 .........................................................   8/02 @ 100             2,565,559
   AAA      4,390    Houston Indpt. Sch. Dist., Zero Coupon, 8/15/09, AMBAC ...................   No Opt. Call           2,607,923
   AAA     16,135    Houston Wtr. & Swr. Sys. Rev., Jr. Lien, Ser. C, 6.25%, 12/01/09, MBIA ...   12/02 @ 102           16,948,365
   AAA      6,000    San Antonio Elec. & Gas Rev., Ser. B, Zero Coupon, 2/01/10, FGIC .........   No Opt. Call           3,432,480
                     Texas Mun. Pwr. Agcy. Rev., AMBAC,
   AAA     15,000      Zero Coupon, 9/01/08 ...................................................   No Opt. Call           9,479,100
   AAA     16,175      Zero Coupon, 9/01/09 ...................................................   No Opt. Call           9,585,952
   AAA      5,900    Texas St. Pub. Fin. Auth. Bldg. Rev., Ser. B, 6.25%, 2/01/09, AMBAC ......   No Opt. Call           6,309,460
   AAA      2,275    Ysleta Indpt. Sch. Dist. Rev., Zero Coupon, 8/15/08, PSFG ................   No Opt. Call           1,435,002
                                                                                                                      ------------
                                                                                                                       108,858,957
                                                                                                                      ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    OPTION
           PRINCIPAL                                                                                 CALL
  RATING*   AMOUNT                                                                                PROVISIONS             VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                    (UNAUDITED)          (NOTE 1)
===================================================================================================================================
                     UTAH--1.2%
  AAA    $  3,500    Intermountain Pwr. Agcy. Rev., Ser. B, 6.00%, 7/01/07, MBIA ..............   No Opt. Call        $  3,698,590
  AAA       1,550    Salt Lake Cnty. Mun. Bldg. Auth. Lease Rev.,
                       Ser. A, 6.05%, 10/01/08, MBIA ..........................................   10/04 @ 101            1,622,742
                                                                                                                      ------------
                                                                                                                         5,321,332
                                                                                                                      ------------
                     WASHINGTON--13.8%
  AAA      12,850    King Cnty., G.O., Ser. D, 5.55%, 12/01/08, MBIA ..........................   12/07 @ 102           13,095,564
                     Snohomish Cnty. Sch. Dist., G.O., MBIA,
  AAA       2,235++    6.10%, 12/01/03 ........................................................      N/A                 2,380,968
  AAA       1,765      6.10%, 12/01/08 ........................................................   12/03 @ 102            1,841,671
  AAA       9,000    Washington St. Hlth. Care Fac. Auth. Rev., Virginia Mason Oblig. Group,
                       6.30%, 2/15/09, MBIA ...................................................   2/03  @ 102            9,394,650
                     Washington St. Pub. Pwr. Supply Sys. Rev.,
  AAA       3,000      Nuclear Proj. No. 2, 5.55%, 7/01/10, FGIC ..............................    7/03 @ 102            2,989,140
  AAA      13,635      Nuclear Proj. No. 2, Ser. A, 6.25%, 7/01/09, MBIA ......................   7/02  @ 102           14,254,029
  AAA       5,550      Nuclear Proj. No. 3, Zero Coupon, 7/01/07, BIGI ........................   No Opt. Call           3,711,506
  AAA       2,000      Nuclear Proj. No. 3, Zero Coupon, 7/01/08, BIGI ........................   No Opt. Call           1,259,320
  AAA      11,000      Ser. A, 5.80%, 7/01/07, FSA ............................................   No Opt. Call          11,349,910
                                                                                                                      ------------
                                                                                                                        60,276,758
                                                                                                                      ------------
                     WEST VIRGINIA--2.7%
  AAA      11,600    West Virginia St. Pkwys. Econ. Dev. & Tourism Auth.,
                       5.70%, 5/15/09, FGIC ...................................................   5/03  @ 102           11,782,468
                                                                                                                      ------------
                     TOTAL LONG-TERM INVESTMENTS (COST $597,622,844) ..........................                        631,951,202
                                                                                                                      ------------
                     SHORT-TERM INVESTMENT**--0.2%

  A-1+      1,100    Harris Cnty. Texas Hlth. Fac. Dev. Corp. Rev., St. Lukes Episcopal Hosp.,
                       Ser. A, 4.25%, 1/03/00 FRDD (cost $1,100,000) ..........................      N/A                 1,100,000
                                                                                                                      ------------
                     TOTAL INVESTMENTS--145.4% (COST $598,722,844)                                                     633,051,202
                     Other assets in excess of liabilities--1.9% ..............................                          8,263,210
                     Liquidation value of preferred stock--(47.3%) ............................                       (206,000,000)
                                                                                                                      ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .......................                       $435,314,412
                                                                                                                      ============


----------------
 *   Using the higher of Standard & Poor's or Moody's rating.
** For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++   This bond is prerefunded. See glossary for definition.

-------------------------------------------------------------------------------------------------------------------
                       THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

 AMBAC -- American Municipal Bond Assurance Corporation       FRDD -- Floating Rate Daily Demand**
  BIGI -- Bond Investors Guaranty Insurance Company            FSA -- Financial Security Assurance
CAPMAC -- Capital Markets Assurance Company                   G.O. -- General Obligation
C.O.P. -- Certificate of Participation                        MBIA -- Municipal Bond Insurance Association
   ETM -- Escrowed to Maturity                              P.C.R. -- Pollution Control Revenue
  FGIC -- Financial Guaranty Insurance Company                PSFG -- Permanent School Fund Guaranty
  FNMA -- Federal National Mortgage Association
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $598,722,844)
   (Note 1) ..............................................        $ 633,051,202
Cash .....................................................               85,109
Interest receivable ......................................           10,306,623
Receivable for investments sold ..........................              365,000
Other assets .............................................                6,780
                                                                  -------------
                                                                    643,814,714
                                                                  -------------
LIABILITIES

Dividends payable-common stock ...........................            1,802,470
Dividends payable-preferred stock ........................              227,155
Investment advisory fee payable (Note 2) .................              164,600
Administration fee payable (Note 2) ......................               47,029
Other accrued expenses ...................................              259,048
                                                                  -------------
                                                                      2,500,302
                                                                  -------------
NET INVESTMENT ASSETS ....................................        $ 641,314,412
                                                                  =============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ...................................        $     272,071
    Paid-in capital in excess of par .....................          378,448,780
  Preferred stock (Note 4) ...............................          206,000,000
                                                                  -------------
                                                                    584,720,851

  Undistributed net investment income ....................           22,604,981
  Accumulated net realized loss ..........................             (339,778)
  Net unrealized appreciation ............................           34,328,358
                                                                  -------------
  Net investment assets, December 31, 1999 ...............        $ 641,314,412
                                                                  =============
  Net assets applicable to common
    shareholders .........................................        $ 435,314,412
                                                                  =============
Net asset value per common share:
  ($435,314,412 O 27,207,093 shares of
  common stock issued and outstanding) ...................               $16.00
                                                                        =======
--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

NET INVESTMENT INCOME

Income

  Interest and discount earned ...........................        $  37,228,946
                                                                  -------------

Operating expenses

  Investment advisory ....................................            2,304,109
  Administration .........................................              658,317
  Auction agent ..........................................              555,000
  Custodian ..............................................              149,500
  Reports to shareholders ................................               99,500
  Directors ..............................................               82,500
  Independent accountants ................................               51,000
  Legal ..................................................               45,500
  Registration ...........................................               32,500
  Transfer agent .........................................               25,500
  Miscellaneous ..........................................              185,723
                                                                  -------------
    Total expenses .......................................            4,189,149
                                                                  -------------
Net investment income ....................................           33,039,797
                                                                  -------------

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS

Net realized loss on investments .........................              (33,995)
Net change in unrealized appreciation
     on investments ......................................          (33,645,451)
                                                                  -------------
Net loss on investments ..................................          (33,679,446)
                                                                  -------------

NET DECREASE IN NET INVESTMENT

ASSETS RESULTING FROM OPERATIONS .........................        $    (639,649)
                                                                  =============

  See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                                       YEAR ENDED DECEMBER 31,
                                                                                                      1999                 1998
                                                                                                 -------------        -------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
  Net investment income ....................................................................     $  33,039,797        $  32,566,277
  Net realized gain (loss) on investments ..................................................           (33,995)             188,548
  Net change in unrealized appreciation on investments .....................................       (33,645,451)           2,943,199
                                                                                                 -------------        -------------
         Net increase (decrease) in net investment assets resulting from operations ........          (639,649)          35,698,024
                                                                                                 -------------        -------------
DIVIDENDS AND DISTRIBUTIONS:
  To common shareholders from net investment income ........................................       (21,629,233)         (21,629,248)
  To common shareholders from net realized gain on investments .............................                --             (142,426)
  To preferred shareholders from net investment income .....................................        (6,652,978)          (6,836,065)
  To preferred shareholders from net realized gain on investments ..........................                --              (46,134)
                                                                                                 -------------        -------------
  Total dividends and distributions ........................................................       (28,282,211)         (28,653,873)
                                                                                                 -------------        -------------
             Total increase (decrease) .....................................................       (28,921,860)           7,044,151
                                                                                                 -------------        -------------
NET INVESTMENT ASSETS
Beginning of year ..........................................................................       670,236,272          663,192,121
                                                                                                 -------------        -------------
End of year (including undistributed net investment income of
  $22,604,981 and $17,847,395, respectively) ...............................................     $ 641,314,412        $ 670,236,272
                                                                                                 =============        =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                           YEAR ENDED DECEMBER 31,
                                                                      ------------------------------------------------------------
PER COMMON SHARE OPERATING PERFORMANCE:                                 1999         1998         1997         1996         1995
                                                                      --------     --------     --------     --------     --------
Net asset value, beginning of the year ............................   $  17.06     $  16.80     $  15.90     $  16.08     $  13.88
                                                                      --------     --------     --------     --------     --------
Net investment income .............................................       1.21         1.20         1.18         1.17         1.19
Net realized and unrealized gain (loss) on investments ............      (1.23)         .11          .78         (.27)        2.21
                                                                      --------     --------     --------     --------     --------
Net increase (decrease) from investment operations ................       (.02)        1.31         1.96          .90         3.40
                                                                      --------     --------     --------     --------     --------
Dividends and distributions:
  Dividends from net investment income to:
    Common shareholders ...........................................       (.80)        (.80)        (.79)        (.79)        (.83)
    Preferred shareholders ........................................       (.24)        (.25)        (.27)        (.25)        (.28)
  Distributions from net realized gain on investments to:
    Common shareholders ...........................................         --           --           --         (.03)        (.06)
    Preferred shareholders ........................................         --           --           --         (.01)        (.02)
  Distributions in excess of net realized gain on investments to:
    Common shareholders ...........................................         --           **           **           **         (.01)
    Preferred shareholders ........................................         --           **           **           **           **
                                                                      --------     --------     --------     --------     --------
Total dividends and distributions .................................      (1.04)       (1.05)       (1.06)       (1.08)       (1.20)
                                                                      --------     --------     --------     --------     --------
Net asset value, end of year* .....................................   $  16.00     $  17.06     $  16.80     $  15.90     $  16.08
                                                                      ========     ========     ========     ========     ========
Market value, end of year* ........................................   $  13.75     $  16.13     $  15.25     $  14.50     $  13.50
                                                                      ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN+  .........................................     (10.14)%      11.21%       10.97%       13.56%       17.64%
                                                                      ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS:
Expenses++ ........................................................        .93%         .88%         .92%         .95%         .95%
Net investment income before preferred stock dividends++ ..........       7.30        %7.10        %7.19        %7.32       %7.74%
Preferred stock dividends .........................................       1.47%        1.49%        1.03%        1.64%        1.97%
Net investment income available to common shareholders ............       5.83%        5.61%        5.56%        5.68%        5.77%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..........   $452,317     $458,993     $444,895     $434,692     $417,017
Portfolio turnover ................................................          1%           0%          11%           8%          27%
Net assets of common shareholders, end of year (in thousands) .....   $435,314     $464,236     $457,192     $432,609     $437,470
Preferred stock outstanding (in thousands) ........................   $206,000     $206,000     $206,000     $206,000     $206,000
Asset coverage per share of preferred stock, end of year ..........   $ 77,857     $ 81,361     $ 80,508     $ 77,525     $ 78,112

----------
* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
** Actual amount paid to common shareholders was $0.005235 , $0.004814, and $0.00271 for the years ended December 31, 1998, 1997, and 1996, respectively. Actual amount paid to preferred shareholders was $0.001696, $0.00154, $0.00084 and $0.002929 per common share for the years ended December 31, 1998, 1997, 1996 and 1995, respectively.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock, relative to the average net assets of common stockholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &
ACCOUNTING
POLICIES

The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust"), was orga-nized in Maryland on August 7, 1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the
Trust:

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term  securities  having a  remaining  maturity  of 60 days or less are
valued  at  amortized   cost  which   approximates   market  value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Advisor") a wholly-owned subsidiary of BlackRock Advisors, Inc., which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Bank Corp. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3.  PORTFOLIO
SECURITIES

Purchases and sales of investments,  other than short-term investments,  for the
year  ended   December  31,  1999,   aggregated   $6,236,992   and   $4,076,983,
respectively.

   The federal income tax basis of the Trust's investments at December 31, 1999, was $599,028,627, and accordingly, net unrealized appreciation was $34,022,575 (gross unrealized appreciation--$34,159,412, gross unrealized depreciation--$136,837).

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1999 of approximately $34,000 which will expire in 2007. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 27,207,093 common shares outstanding at December 31, 1999, the Advisor owned 7,093 shares. As of December 31, 1999, there were 8,240 preferred shares outstanding as follows: Series T28-2,060, Series R28-2,060, Series T7-2,060 and Series R7-2,060.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 4,120 shares of common stock and issued 4 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series T28--1,030 shares, Series R28--1,030 shares, Series R7--1,030 shares and serie T7--1,030 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Market Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000. The split occurred on July 24, 1995.

   Dividends on Series T7 and R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are cumulative at a rate which is reset every 28 days based on the results of an auction. Series R28 paid dividends monthly at a rate established at the initial offering through May 17, 1994. Thereafter, rates on Series R28 reset every 28 days based on results of an auction. Dividend rates ranged from 2.40% to 5.90% during the year ended December 31, 1999.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to December 31, 1999, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.06625 per common share payable February 1, 2000 to shareholders of record on January 14, 2000.

   For the period  January 1, 2000 to January  31,  2000  dividends  declared on
Preferred Shares totalled $682,136 in aggregate for the four outstanding Preferred Share series.

NOTE 6. SUBSEQUENT
EVENT

Subsequent to year-end, the Trust will be issuing 2,600 shares of Auction Rate Municipal Preferred Stock, series T7, at an aggregate offering price of $65,000,000. The liquidation preference of each share is $25,000 plus accumulated but unpaid dividends. The estimated net proceeds of the offering are $64,050,000 after payment of offering expenses and the underwriting discount. Except for the initial dividend rate and the length of the initial dividend period for the new preferred shares, the rights and preferences of the new preferred shares are the same as the Trust's outstanding series T7 preferred shares.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of
The BlackRock Insured Municipal 2008 Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of The BlackRock Insured Municipal 2008 Term Trust Inc., as of December 31, 1999, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The BlackRock Insured Municipal 2008 Term Trust Inc. as of December 31, 1999, the results of its operations, the changes in its net assets and financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's tax year end as to the federally tax-exempt interest dividends received by you during such fiscal year. All of the net investment income distributions paid by the Fund during its taxable year ended December 31, 1999 qualify as tax exempt interest dividends for federal income tax purposes. Additionally, the following summarizes the per share capital gain distribution paid by the fund during the year:

                          Record           Payable          Long-Term
                           Date             Date         Capital Gains*
                          -------          -------        ------------

         Series R28       1/7/99           1/8/99            $5.742

*All of this long-term capital gain distribution is subject to the 20% tax rate.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      We have transitioned into the year 2000, and it is business as usual at BlackRock.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE:

The BlackRock Insured Municipal2008 Term Trust's investment objective is to provide current income exempt from regular federal income tax and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of December 31, 1999, the Advisor and its affiliates (together, "BlackRock") currently managed $165 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $27 billion family of open-end funds. BlackRock manages over 580 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in a diversified portfolio of municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Trust's Advisor to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATION. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BRM) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects only to do so to a limited extent. An investment in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:        Investment  vehicle  which   initially  offers  a  fixed
                        number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:               When a fund's net asset value is greater  than its stock
                        price the fund is said to be trading at a discount.

DIVIDEND:               Income  generated  by  securities  in  a  portfolio  and
                        distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:  Shareholders may have all dividends and distributions of capital gains automatically reinvested into additional shares of a fund.

MARKET PRICE:           Price per share of a security  trading in the  secondary
                        market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):  Net  asset  value  is  the  total  market  value  of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:     These securities are  collateralized by U.S.  Government
                        securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                             STOCK    MATURITY
PERPETUAL TRUSTS                                             SYMBOL     DATE
                                                             ------   --------
The BlackRock Income Trust Inc.                               BKT        N/A
The BlackRock North American Government Income Trust Inc.     BNA        N/A
The BlackRock High Yield Trust                                BHY        N/A

TERM TRUSTS
The BlackRock Target Term Trust Inc.                          BTT       12/00
The BlackRock 2001 Term Trust Inc.                            BTM       06/01
The BlackRock Strategic Term Trust Inc.                       BGT       12/02
The BlackRock Investment Quality Term Trust Inc.              BQT       12/04
The BlackRock Advantage Term Trust Inc.                       BAT       12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.     BCT       12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------
                                                             STOCK     MATURITY
PERPETUAL TRUSTS                                             SYMBOL      DATE
                                                             ------      ------
The BlackRock Investment Quality Municipal Trust Inc.          BKN       N/A
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY
  MUNICIPAL TRUST INC                                          RAA       N/A
The BlackRock Florida Investment Quality
  Municipal Trust                                              RFA       N/A
The BlackRock New Jersey Investment Quality
  Municipal Trust Inc.                                         RNJ       N/A
The BlackRock New York Investment Quality
  Municipal Trust Inc.                                         RNY       N/A
The BlackRock Pennsylvania Strategic
  Municipal Trust                                              BPS       N/A
The BlackRock Strategic Municipal Trust                        BSD       N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                 BMN       12/06
The BlackRock Insured Municipal 2008
  Term Trust Inc.                                              BRM       12/08
The BlackRock California Insured Municipal 2008
  Term Trust Inc.                                              BFC       12/08
The BlackRock Florida Insured Municipal 2008
  Term Trust                                                   BRF       12/08
The BlackRock New York Insured Municipal 2008
  Term Trust Inc.                                              BLN       12/08
The BlackRock Insured Municipal Term Trust Inc.                BMT       12/10


          IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.
--------------------------------------------------------------------------------

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Adminstrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                              THE BLACKROCK INSURED
                         MUNICIPAL 2008 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217


THE BLACKROCK
INSURED MUNICIPAL
2008 TERM
TRUST INC.
=====================
ANNUAL REPORT
DECEMBER 31, 1999

                                                                     09247K-10-9
                                                                     09247K-30-7
                                                                     09247K-20-8
                                                                     09247K-40-6
                                                                     09247K-50-5
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